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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) NOVEMBER 4, 2004
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                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

               000-29331                                76-0270295
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        (Commission File Number)             (IRS Employer Identification No.)

        130 SHAFTESBURY AVENUE
            LONDON, ENGLAND                              W1D 5EU
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 (Address of Principal Executive Offices)               (Zip Code)

                               011-44-2070-310821
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On November 8, 2004, Roger Ponting resigned as the Chief Financial Officer and a Director of MailKey Corporation, a Nevada corporation (the "Company").

     (c) On November 8, 2004, Tim Dean-Smith, the Company's Chairman and Chief Executive Officer, was appointed as the successor Chief Financial Officer of the Company.

     Tim Dean-Smith, age 39, has been the Company's Chairman and Chief Executive Officer since September 30, 2004, and prior to that had been the Company's Deputy Chairman since March 25, 2004. Mr. Dean-Smith founded MK Secure Solutions Limited, our wholly-owned subsidiary, and served as its Chairman and Chief Executive Officer from its inception in March 2003 until February 2004. Mr. Dean-Smith has been providing venture capital and/or management and fund-raising services to the following companies since the dates specified: (i) Polestar Space Applications, an internet/GPS asset tracking business specializing in the commercial shipping and yachting markets, since October 1998; (ii) NextBus a San Francisco based company that provides real time bus arrival information to passengers via the internet and mobile phone networks, since March 1996; (iii) ByBox, a logistics solutions company that produces locker banks that can be remotely programmed to enable the secure delivery of letters and parcels by couriers for consumers and businesses, since August 1999; (iv) Siam Supper Club, a restaurant and jazz bar located in Phuket, Thailand, since November 2002; and
(v) Power Pacific, a real estate brokerage firm located in Phuket, Thailand that engages in the acquisition, disposition and leasing of residential and non-residential real estate, since November 2002. In November 1998, Mr. Dean-Smith was an early investor in Valuad, a financial analysis software company that was acquired in July 2001, and in April 1999 was an early investor in Ibidlive, a technology company that enabled real time bidding in auctions via the internet, fixed phone lines and mobile phones and in which QXL PLC acquired a controlling stake in December 1999. Mr Dean-Smith was a founding investor and Chairman of Cube8 Group, an internet investment company, from August 1999 until its merger with Room Service Deliveries (UK) Limited in January 2002. From 1992 to 1996, Mr. Dean-Smith engaged in the purchase, investment and development or refurbishment of commercial property and residential properties in London, England. Mr. Dean-Smith studied for an MBA at London Business School and the Haas School of Business (University of California, Berkeley), receiving his MBA in 1995, and studied law at King's College in London, graduating with an LLB with Honors in 1997.

     (d)  On November 4, 2004, Susan Walton was elected a Director of the
Company.

     Susan Walton, age 44, is the former Global Head of Electronic Commerce of ABN AMRO Bank, a global investment banking firm, a position that she held from 1998 to 2001. Prior to that, Ms. Walton served as the Director and Founding Partner of Caspian Securities, a global investment banking firm, from 1995 to 1998. Ms. Walton has served as the Deputy to both the Global Head of Research and Chief Operating Officer of Baring Securities, a global investment banking firm, and has served as the Founder and Chairman of the Brokerage Information Group of BIGAsia, an affiliate of Baring Securities. Ms. Walton was educated at Harvard University, London Business School and London University. She now serves as a committee member or board member of several international companies, charitable foundations and organizations.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MailKey Corporation



Date: November 10, 2004                 By: /s/ Tim Dean-Smith
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                                            Tim Dean-Smith
                                            Chief Executive Officer


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